Supplement Dated January 1, 2010
to Prospectus Dated May 1, 2009
For Group Variable Universal Life Insurance

Special Features Of The Group Contract For
Mayo Clinic Retirees on or after 01/01/2010

This document is a supplement to the prospectus dated May 1, 2009 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Mayo Clinic Group Variable Universal Life Contract and Certificates.  This is specific to the plan provided under Control Number 51001 – former employees enrolled in the Group Variable Universal Life Insurance plan provided under Control Number 46820, who were hired on or before 11/01/2003 and retired on or after 01/01/2010, and who were still enrolled at the time of retirement.  If you continue coverage under 46820, you should keep the prospectus supplement for both certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00

GVULMAYO101

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance1
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $47.38 Minimum - $ 0.04
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $0.612
Net Interest on Loans3	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 50 year old insured guaranteed under the contract.
3.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.52%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund
Conservative Balanced	The investment objective is a total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA
Global	The investment objective is long-term growth of capital.	PIM QMA Jennison LSV MCM T. Rowe Price William Blair
Government Income	The investment objective is a high level of income over the long term consistent with the preservation of capital.	PIM
High Yield Bond	The investment objective is a high total return.	PIM
Money Market	The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Natural Resources	The investment objective is long-term growth of capital.	Jennison
Small Capitalization Stock	The investment objective is long-term growth of capital.	QMA
Stock Index	The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	The investment objective is capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	ClearBridge Advisors LLC (“ClearBridge”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
AllianceBernstein Real Estate Investment Portfolio	The investment objective is total return from long-term growth of capital and income.	AllianceBernstein
Templeton Growth Securities Fund	The investment objective is long-term capital growth.	Global Advisors
Janus Overseas Portfolio	The investment objective is long-term growth of capital.	Janus Capital
Janus Portfolio	The investment objective is long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital
Lazard Retirement Emerging Markets Equity Portfolio	The investment objective is long-term capital appreciation.	Lazard
MFS Strategic Income Series	The investment objective is high current income and capital appreciation	MFS
Neuberger Berman AMT Growth Portfolio	The investment objective is Growth of capital.	NBM
T. Rowe Price International Stock Portfolio	The investment objective is long-term growth of capital.	T. Rowe Price
T. Rowe Price Mid Cap Growth Portfolio	The investment objective is long-term capital appreciation.	T. Rowe Price

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. ("AllianceBernstein")
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Management Inc. ("NBM")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Global Advisors Limited (“Global Advisors”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Fund.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Fund may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2009, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Fund pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Growth Securities Fund
•	Lazard Retirement Emerging Markets Equity Portfolio

Charges

The current charges under your Group Contract are as follows:

Daily charges for mortality and expense risks.  Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses.  Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges.  Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $28.46, and applies to insureds at age 99.  The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.05
45	$0.10
55	$0.26
65	$0.85

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members are classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

“Free Look” Period:  Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Premiums

Premiums for Your Certificate are paid for directly by Mayo Clinic.  As a result, the entire “How You Will Pay Premiums ” section at the bottom of page 21 does not apply to your Contract.  You may, however, choose to pay additional premiums on your own at any time.  Please see the “Additional Premium Payments” section of the prospectus for additional details and limitations.

Maximum Age

There are no maximum age limitations for this case.

Coverage Information

Face Amount

A Participant will be provided a Face Amount of one time his or her annual earnings or salary as of 11/01/2003 or as listed in the contract to a maximum of $1,000,000. The minimum Face Amount is $10,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Changes in Face Amount

Increases in Face Amount

Increases in face amount are not allowed.

Decrease in Face Amount

Decreases in coverage amounts will depend upon your age, date of hire, and years of service.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use the "Guideline Premium Test".

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $50,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your contract.

Exclusions

There are no suicide exclusions.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.